TIAA Retirement Annuity Accounts TIAA Real Estate Account Real Estate As of 3/31/2024 Portfolio Net Assets Inception Date Symbol Estimated Annual Expenses1,2 $23.0 Billion 10/2/1995 QREARX 0.87% Investment Description The Account seeks to generate favorable total returns primarily through the rental income and appreciation of a diversified portfolio of directly held, private real estate investments and real estate-related investments while offering investors guaranteed daily liquidity. The Account intends to have between 75% and 85% of its net assets invested directly in real estate or real estate–related investments. The remainder of its net assets (targeted to be between 15-25%) will be invested in liquid, fixed- income investments. Learn More For more information please contact: 800-842-2252 Weekdays, 8 a.m. to 10 p.m. (ET), or visit TIAA.org Please refer to the next page for important disclosure information. Performance Total Return Average Annual Total Return 3 Months YTD 1 Year 3 Years 5 Years 10 Years Since Inception TIAA Real Estate Account -2.65% -2.65% -13.83% 1.61% 1.98% 4.35% 5.52% The performance data quoted represents past performance and is no guarantee of future results. Your returns and the principal value of your investment will fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Current performance may differ from figures shown. For performance current to the most recent month-end, call 800-842-2252. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower. 1 The total annual expense deduction, which includes investment management, administration, and distribution expenses, mortality and expense risk charges, and the liquidity guarantee, is estimated each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small. 2 The Account’s total annual expense deduction appears in the Account's prospectus, and may be different than that shown herein due to rounding. Please refer to the prospectus for further details. Hypothetical Growth of $10,000 The chart illustrates the performance  of a hypothetical $10,000 investment  on March 31, 2014 and redeemed  on March 31, 2024. n TIAA Real Estate Account $15,313 The total returns are not adjusted to reflect sales charges, the effects of taxation or redemption fees, but are adjusted to reflect actual ongoing expenses, and assume reinvestment of dividends and capital gains, net of all recurring costs. Properties by Type (As of 3/31/24) % of Real Estate Investments3,4 Industrial 30.7 Apartment 27.5 Office 23.3 Retail 11.9 Other 6.6 3 Wholly owned properties are represented at fair value and gross of any debt, while joint venture properties are represented at the net equity value.  4 Other properties represents interests in Storage Portfolio investments, a hotel investment and land. Properties by Region (As of 3/31/24) % of Real Estate Investments3 West 37.9 South 32.8 East 25.2 Midwest 4.0 Foreign 0.1 Exhibit 99.1

TIAA Retirement Annuity Accounts TIAA Real Estate Account Real Estate As of 3/31/2024 Continued on next page... 39 4/23/2024 9:57:45 AM 7142 Portfolio Composition (As of 3/31/24) Investments by Type % of Net Assets Real Estate Properties (Net Of Debt) 67.4% Real Estate Joint Ventures 25.0% Loans Receivable 4.8% Real Estate Funds 3.4% Real Estate Operating Business 3.2% Marketable Securities - Other 0.8% Other (Net Receivable/Liability) -4.6% Top 10 Holdings5 (As of 3/31/24) % of Total Investments6 Ontario Industrial Portfolio 3.8% Simpson Housing Portfolio 3.5% Fashion Show 2.9% Storage Portfolio II 2.0% The Florida Mall 2.0% 1001 Pennsylvania Avenue 1.8% 701 Brickell Avenue 1.8% Dallas Industrial Portfolio 1.6% Great West Industrial Portfolio 1.5% Lincoln Centre 1.5% Total 22.4% Market Recap Economic Overview and Outlook Global economic conditions remain pressured by persistent inflation and geopolitical conflicts, but growth has held up relatively well in recent months. The risk of recession is still present but has receded considerably after appearing elevated in 2023. Despite expectations of a material slowdown in growth throughout the last year, data has broadly surprised to the upside and while most major economies face notable risks, it appears increasingly likely that growth will continue at a modest pace in 2024. The U.S. economy moderated further in the first quarter but continued to outpace expectations of a more significant slowdown after robust growth in the second half of 2023. Economic growth slowed to an estimated 2.1% annualized pace in 1Q 2024, down from the 3.3% pace in the previous quarter but 3.1% higher than the first quarter of 2023. Job growth gained momentum at the start of the year with an impressive average of 276,000 jobs added per month in the first quarter. The rapid pace of job growth helped keep unemployment in the U.S. economy low at 3.8% and has driven healthy wage and income growth for U.S. households. This has propelled healthy consumer spending in recent quarters, helping to sustain overall economic growth while other areas of the economy continue to struggle. The surprising resilience in the U.S. economy has cause some challenges on the inflation front, however. Year-over-year inflation as measured by the Consumer Price Index increased slightly at the start of the year, finishing the first quarter at 3.5%. Core inflation, excluding volatile energy and food prices, remains on a general downward trend but remains well above the Federal Reserve’s target of 2%. As a result of this and the general outperformance of the economy, Federal Reserve officials have signaled that the central bank may delay short-term interest rate cuts to further combat inflation. Yields on 10-year Treasury bonds have trended upward in recent months in response, finishing the first quarter 32 basis points higher than the previous quarter. Other developed Western economies have been more challenged than the U.S. economy but have also generally outperformed expectations. The Eurozone narrowly escaped falling into a recession at the end of 2023, as better-than-expected results in Spain and France kept economic activity flat in the fourth quarter. Survey data at the start of 2024 suggests that conditions are gradually improving in the regions of the Eurozone, but conditions remain fragile, particularly in France and Germany. In Asia, China’s economy also exceeded expectations in recent quarters, finishing 2023 with 5.0% growth before accelerating to 5.3% growth year-over-year in the first quarter of 2024. Weak data on China’s manufacturing, exports, and bank lending underscore that there are still some significant challenges in China’s economy, but aggressive fiscal spending on infrastructure and high-tech manufacturing have helped sustain growth as the nation looks to hit its 5% growth target for 2024. Real Estate Market Conditions and Outlook Elevated long-term interest rates have introduced a significant amount of uncertainty in commercial real estate pricing. The combination of pricing uncertainty, tighter lending standards, and concerns about the outlook for the broader macroeconomy curbed deal activity throughout 2023 and into 2024. According to preliminary results from Real Capital Analytics, sales of commercial properties in the U.S. fell to $78.9 billion in the first quarter of 2024. Trailing 12-month sales volume fell to $364.9 billion, down 45% from year-over-year – the lowest level since 2012. The Federal Reserve’s shift in monetary policy should reduce some of the volatility in long-term yields, particularly if the U.S. avoids a recession. This, in turn, should bring some stability to pricing in most sectors and lead to increased transaction activity. However, following three consecutive months of stronger-than-expected inflation readings and employment data, the prospect of rate cuts are likely to be fewer in 2024 and come later than previously anticipated. Fundamentals remain solid in target areas like industrial, alternatives, and pockets of retail and housing, which benefit from high occupancy rates and healthy net operating income growth. Traditional office sector fundamentals continue to deteriorate as tenants look to “right size” their corporate real estate as leases signed prior to the pandemic expire. With hybrid schedules being the new normal, many tenants are actively taking advantage of this trend by reducing their office footprints. Despite broader sector headwinds, the highest-quality assets are taking market share as many tenants are using the cost savings from reduced space needs to upgrade the quality of their space. Layoffs in previously fast-growing sectors like tech add another reason for caution. Yet there are still some positives. Alternatives in the office sector like medical and life sciences offices have far more favorable

TIAA Retirement Annuity Accounts TIAA Real Estate Account Real Estate As of 3/31/2024 Continued on next page... 39 4/23/2024 9:57:45 AM 7142 demand drivers underpinned by a rapidly aging population across the developed world. Oversupply in the largest lab markets combined with normalizing demand will lead to weaker fundamentals in the short term, but secular tailwinds remain favorable in the medium/long term. Medical office is resilient through cycles and demographic tailwinds remain strong as aging population continues to drive increased demand. Supply remains in check and occupancy rates are near peak levels in many markets. The increase in consumer spending in recent months has been a bright spot in the U.S. economy and this spending has helped buoy performance in the retail sector. Consumer conditions are likely to weaken in 2024 as job growth moderates, but neighborhood, community, and strip centers (particularly grocery-anchored) have been resilient in the cyclical movements in the broader economy historically. We expect that fundamentals in this area of retail will remain strong, with demand outpacing limited supply growth in the near term and vacancy remaining low. In addition, while other core property types have undergone meaningful pricing adjustments in 2022 and 2023, retail values already went through a period of adjustment in 2020 and 2021 and have been less sensitive to recent changes in the interest rate environment. As a result, we continue to see positive relative value in select retail investments in 2024. The multifamily sector is exhibiting its ability to absorb record levels of new supply. Despite registering above-average absorption, demand continues to trail new deliveries. Supply is expected to peak in Q2 2024. New starts are slowing dramatically, which means much less supply by the second half of 2025 and into 2026. Supply growth is highest across Sunbelt markets, which is experiencing the strongest job growth and in-migration. For-sale market affordability hurdles due to cumulative home price appreciation and relatively higher mortgage rates have many potential buyers either priced out of the market or waiting for a more affordable time to buy. While the broader U.S. economy has consistently surprised to the upside in recent quarters, many of the key drivers on industrial activity remained subdued in the first quarter of 2024. Muted growth in manufacturing, international trade and housing activity has translated to a significant slowdown in industrial demand, which continued at the start of 2024. At the same time, supply growth remained strong pushing the industrial vacancy rate back above pre-pandemic levels in the first quarter. However, the number of new industrial development projects has plummeted in response to elevated interest rates and tighter credit conditions, and supply growth is likely to slow dramatically once the current construction pipeline is delivered. As a result, industrial vacancy rates are likely to stabilize by the end of 2024 as the supply risk subsides. Industrial demand still benefits from long term tailwinds like e- commerce penetration and supply chain diversification, and fundamentals should remain strong in the medium to long term once cyclical macroeconomic headwinds subside. The Account returned -2.65 % in the first quarter of 2024 and -13.83% since March 31st, 2023. As a result of interest rate increases and decreased commercial property transaction volume for the reporting period, property values have been adjusted downward. The first quarter net return was negative for the sixth consecutive quarter and reflects the impact of these broader economic conditions on property valuations. While the Account has experienced valuation declines, property fundamentals remain strong and the properties within the Account are generally well positioned. Potential future investment activity will be consistent with the Account’s multi-year strategy of reducing exposure to segments characterized by high capital expenditures and potentially low yields, such as traditional office and retail, and increasing allocations to lower capex and anticipated higher-yielding sectors like industrial, housing, and alternatives. The TIAA Real Estate Account’s Portfolio Management Team is particularly interested in increasing exposure to the alternatives sector, which includes property types such as self-storage, data centers, life science, medical office, and senior and student housing. Important Information 5 The commercial real property holdings listed are subject to change and may not be representative of the Account’s current or future investments. The property holdings listed are part of the Account’s long-term investments and exclude liquid, fixed-income investments and other securities held by the Account. The property holdings do not include the Account’s entire investment portfolio and should not be considered a recommendation to buy, sell or hold a particular security or other investment.

TIAA Retirement Annuity Accounts TIAA Real Estate Account Real Estate As of 3/31/2024 Continued on next page... 39 4/23/2024 9:57:45 AM 7142 6 Real estate fair value is presented gross of debt. Investments in joint ventures are presented at the Account's ownership interest. Simpson Housing Portfolio is held in a joint venture with Simpson Housing LP, in which the Account holds an 80% interest, and is presented gross of debt. As of March 31, 2024, the debt had a fair value of $383.2 million. Fashion Show is held in a joint venture with General Growth Properties, in which the Account holds 50% interest, and is presented gross of debt. As of March 31, 2024, the debt had a fair value of $417.5 million. The Florida Mall is held in a joint venture with Simon Property Group, LP, in which the Account holds a 50% interest, and is presented gross of debt. As of March 31, 2024, the debt had a fair value of $294.8 million. Storage Portfolio II is held in a joint venture with Extra Space Properties 134, LLC, in which the Account holds a 90% interest, and is presented gross of debt. As of March 31, 2024, the debt had a fair value of $164.2 million. 701 Brickell Avenue is presented gross of debt. As of March 31, 2024, the debt had a fair value of $164.9 million. Real estate investment portfolio turnover rate for the Account was 0.5% as of 3/31/2024. Real estate investment portfolio turnover rate is calculated by dividing the lesser of purchases or sales of real estate property investments (including contributions to, or return of capital distributions received from, existing joint venture and limited partnership investments) by the average value of the portfolio of real estate investments held during the period. Marketable securities portfolio turnover rate for the Account was 0.0% as of 3/31/2024. Marketable securities portfolio turnover rate is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period. Teachers Insurance and Annuity Association of America (TIAA), New York, NY, issues annuity contracts and certificates. This material is for informational or educational purposes only and does not constitute investment advice under ERISA, a securities recommendation under federal securities laws, or an insurance product recommendation under state insurance laws or regulations. This material is intended to provide you with information to help you make informed decisions. You should not view or construe the availability of this information as a suggestion that you take or refrain from taking a particular course of action, as the advice of an impartial fiduciary, as an offer to sell or a solicitation to buy or hold any securities, as a recommendation of any securities transactions or investment strategy involving securities (including account recommendations), a recommendation to rollover or transfer assets to TIAA or a recommendation to purchase an insurance product. In making this information available to you, TIAA assumes that you are capable of evaluating the information and exercising independent judgment. As such, you should consider your other assets, income and investments and you should not rely on the information as the primary basis for making investment or insurance product purchase or contribution decisions. The information that you may derive from this material is for illustrative purposes only and is not individualized or based on your particular needs. This material does not take into account your specific objectives or circumstances, or suggest any specific course of action. Investment, insurance product purchase or contribution decisions should be made based on your own objectives and circumstances. The purpose of this material is not to predict future returns, but to be used as education only. Contact your tax advisor regarding the tax implications. You should read all associated disclosures. TIAA-CREF Individual & Institutional Services, LLC, Member FINRA and SIPC, distributes securities products. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not deposits, are not insured by any federal government agency, are not a condition to any banking service or activity and may lose value. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TIAA REAL ESTATE ACCOUNT. PLEASE CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING AND CAREFULLY READ THE PROSPECTUS. ADDITIONAL COPIES OF THE PROSPECTUS CAN BE OBTAINED BY CALLING 877-518-9161. A Note About Risks In general, the value of the TIAA Real Estate Account will fluctuate based on the underlying value of the direct real estate or real estate-related securities in which it invests.  The risks associated with investing in the TIAA Real Estate Account include the risks associated with real estate ownership including among other things fluctuations in property values, higher expenses or lower income than expected, risks associated with borrowing and potential environmental problems and liability, as well as risks associated with participant flows and conflicts of interest. For a more complete discussion of these and other risks, please consult the prospectus. ©2024 Teachers Insurance and Annuity Association of America-College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017 MFS-3418478CR-Y1223W